UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 AND 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 17, 1997
                Date of Report (Date of earliest event reported)


                           SA TELECOMMUNICATIONS, INC.
              Exact Name of Registrant as Specified in its Charter)


         DELAWARE                   0-18048                    75-2258519
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


                        1600 PROMENADE CENTER, 15TH FLOOR
                              RICHARDSON, TX 75080
               (Address of Principal Executive Offices)(Zip Code)


                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)


                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN ACCOUNTANTS.

     Price Waterhouse LLP, formerly independent accountants for the Registrant, resigned as auditor on December 17, 1997.

     During the last two fiscal years, and any subsequent interim period through December 17, 1997, no disagreements existed between the Registrant and Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference in connection with its report on the financial statements to the subject matter of the disagreements, nor have there been any reportable events (as defined under Regulation S-K Item 304).

     The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

ITEM 8.  EXHIBITS

     One, Exhibit "A", Price Waterhouse LLP letter to Securities and Exchange Commission dated December 23, 1997.


1.  Former Accountant's letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SA TELECOMMUNICATIONS, INC.

DATE:             December 17, 1997         BY:      /s/ Albert B. Gordon, Jr.
                                                     --------------------------
                                                     Albert B. Gordon, Jr.
                                                     Chief Executive Officer